UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐  Preliminary Proxy Statement
☒  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

St. Joseph Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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April 29, 2011

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of St. Joseph Bancorp, Inc. (the “Company”). The Annual Meeting will be held at the Company’s executive office, 1901 Frederick Avenue, St. Joseph, Missouri, at 3:00 p.m. (local time) on May 25, 2011.

The enclosed Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted.  During the Annual Meeting, we will also report on the operations of the Company.  Directors and officers of the Company will be present to respond to any questions that stockholders may have. Also enclosed for your review is our 2010 Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of two directors to the Board of Directors of the Company and the ratification of the appointment of BKD, LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2011.  For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of directors and “FOR” the ratification of the appointment of the Company’s independent registered public accounting firm.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting.  This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.  Your vote is important, regardless of the number of shares that you own.

Sincerely,

Ralph E. Schank
President and Chief Executive Officer

St. Joseph Bancorp, Inc.
1901 Frederick Avenue
St. Joseph, Missouri 64501
(816) 233-5148

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 25, 2011

Notice is hereby given that the 2011 Annual Meeting of Stockholders of St. Joseph Bancorp, Inc. (the “Company”) will be held at the Company’s executive office, 1901 Frederick Avenue, St. Joseph, Missouri, at 3:00 p.m. (local time) on May 25, 2011.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1.	the election of two directors to the Board of Directors;

2.	the ratification of the appointment of BKD, LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2011; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof.  The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned.  Stockholders of record at the close of business on April 18, 2011 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.  A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE.  ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.  HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER FOR YOU TO VOTE PERSONALLY AT THE ANNUAL MEETING.

By Order of the Board of Directors

Barbara Elder
Corporate Secretary

April 29, 2011

IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES.  A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 25, 2011:  THIS PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND ST. JOSEPH BANCORP’S 2010 ANNUAL REPORT TO STOCKHOLDERS ARE EACH AVAILABLE ON THE INTERNET AT HTTP://WWW.CFPPROXY.COM/6623.

PROXY STATEMENT

St. Joseph Bancorp, Inc.
1901 Frederick Avenue
St. Joseph, Missouri 64501
(816) 233-5148

ANNUAL MEETING OF STOCKHOLDERS
May 25, 2011

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of St. Joseph Bancorp, Inc. (the “Company”) to be used at the 2011 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at the Company’s executive office, 1901 Frederick Avenue, St. Joseph, Missouri, at 3:00 p.m. (local time) on May 25, 2011, and all adjournments of the Annual Meeting.  The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 29, 2011.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below.  Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof.  Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon.  Please sign and return your proxy to our corporate secretary in order for your vote to be counted.  Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting.  Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

Proxies may be revoked by sending written notice of revocation to the Secretary of the Company at the address shown above, delivering to the Company a duly executed proxy bearing a later date, or attending the Annual Meeting and voting in person. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

If your shares of common stock are held in “street name” by a broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted at the Annual Meeting.  If you wish to change your voting instructions after you have returned your voting instructions to your broker, bank or other nominee you must contact your broker, bank or other nomine.  If you want to vote your shares of common stock held in street name in person at the Annual Meeting, you will have to get a legal proxy in your name from the broker, bank or other nominee who holds your shares.

VOTING SECURITIES, VOTING PROCEDURES AND METHOD OF COUNTING VOTES

Holders of record of the Company’s common stock, par value $0.01 per share (the “Common Stock”), as of the close of business on April 18, 2011 (the “Record Date”) are entitled to one vote for each share then held, except as described below.  As of the Record Date, the Company had 376,918 shares of common stock issued and outstanding.  The presence in person or by proxy of a majority of the issued and outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.  Broker non-votes and proxies marked ABSTAIN will be counted for purposes of determining that a quorum is present.  In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

In accordance with the provisions of the Company’s Articles of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit.  Our Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to us to enable the Board of Directors to implement and apply the Limit.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote “FOR” the election of the two nominees proposed by the Board of Directors, to “WITHHOLD AUTHORITY” to vote for all the nominees being proposed or to vote “FOR ALL EXCEPT” one or more of the nominees being proposed.  Under Maryland law and our Articles of Incorporation and Bylaws, directors are elected by a plurality of shares voted at the Annual Meeting, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld.

As to the ratification of the independent registered public accounting firm, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote “FOR” the proposal; (ii) vote “AGAINST” the proposal; or (iii) “ABSTAIN” from voting on the proposal.  The affirmative vote of a majority of the votes cast at the annual meeting is required for the ratification of the independent registered public accounting firm for the year ending December 31, 2011.  Shares as to which the “ABSTAIN” box has been selected on the proxy card will be counted as shares represented and entitled to vote and will have the same effect as a vote against the matter.  Broker non-votes are not considered represented at the annual meeting and entitled to vote on the matter.

Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Company’s Board of Directors.

Participants in Midwest Federal Savings and Loan Association of St. Joseph Employee Stock Ownership Plan

If you participate in the Midwest Federal Savings and Loan Association Employee Stock Ownership Plan (the “ESOP”), you will receive vote authorization materials which will reflect all the shares that you may direct the trustees to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your voting instructions to the ESOP trustee is May 18, 2011.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership.  The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by each person who was the beneficial owner of more than five percent of the Company’s outstanding shares of Common Stock, as well as shares beneficially owned by its directors and executive officers as a group.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1)	Percent of Shares of Common Stock Outstanding

Kirby O. Brooner 1901 Frederick Avenue St. Joseph, Missouri 64501	20,000	5.3%

Ralph E. Schank 1901 Frederick Avenue St. Joseph, Missouri 64501	20,804(2)	5.5%

Midwest Federal Savings and Loan Association of St. Joseph Employee Stock Ownership Plan Trust 1901 Frederick Avenue St. Joseph, Missouri 64501	30,153	8.0%

All Directors and Executive Officers as a group (5 persons)	73,245 (3)	19.4%
_____________________________
(1)
A person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date.  As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares.  Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

(2)	Includes 804 shares of common stock allocated to the account of Mr. Schank under the Midwest Federal Savings and Loan Association of St. Joseph Employee Stock Ownership Plan (the “ESOP”).
(3)
Includes 804 shares of common stock allocated to the accounts of all directors and executive officers as a group, under the Midwest Federal Savings and Loan Association of St. Joseph Employee Stock Ownership Plan Trust and excludes the remaining 29,349 shares of common stock owned by the ESOP for the benefit of the employees of the Company and the Bank.  Under the terms of the ESOP, shares of common stock allocated to the account of employees are voted in accordance with the instructions of the respective employees.  Unallocated shares are voted by the ESOP trustee in the manner calculated to most accurately reflect the instructions it has received from the participants regarding the allocated shares, unless its fiduciary duties require otherwise.  A total of 2,011 shares have been allocated to participants in the ESOP.

PROPOSAL 1—ELECTION OF DIRECTORS

The Company’s Board of Directors is currently composed of five members, and is divided into three classes with one class of directors elected annually.  Directors of the Company are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. The Board of Directors has nominated to serve as directors Kirby O. Brooner and John R. Wray, each of whom is currently a member of the Board of Directors and each of whom has been nominated to serve for a three-year period and until his successor has been elected and shall qualify.  During fiscal 2010, director James L. Rockwell, Jr., our longest serving director (having served as a director since 1979) passed away.  The Board decided to reduce the size of the Board of Directors from six members to five members unless and until a replacement director is found.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

The table below sets forth certain information, as of the Record Date, regarding the composition of the Company’s Board of Directors, including the terms of office of Board members.  It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below.  If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend.  At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected.  There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.  There are no executive officers who are not also directors.

Names and Addresses (1)	Age(2)	Positions Held	Director Since(3)	Current Term to Expire	Shares of Common Stock Beneficially Owned on Record Date (4)	Percent of Class

		NOMINEES

Kirby O. Brooner	56	Director	2008	2011	20,000	5.3%
John R. Wray	67	Director	2008	2011	10,000	2.7

		DIRECTORS CONTINUING IN OFFICE

George T. Hopkins, III	50	Director	2000	2012	4,750(5)	1.3
Billy D. Cole	75	Executive Vice President and Director	2008	2013	17,691	4.7
Ralph E. Schank	51	President, Chief Executive Officer and Director	2005	2013	20,8046)	5.5
_____________________________
(1)	The mailing address for each person listed is 1901 Frederick Avenue, St. Joseph, Missouri 64501.
(2)	As of December 31, 2010.
(3)	Reflects initial appointment to the Board of Directors of Midwest Federal Savings and Loan Association of St. Joseph (the “Bank” or “Midwest Federal Savings”).
(4)	See definition of “beneficial ownership” in the table in “Security Ownership of Certain Beneficial Owners.”
(5)	Includes 1,000 shares of common stock held by Mr. Hopkin’s spouse, and 250 shares held by Mr. Hopkin’s spouse as custodian.
(6)	Includes 5,695 shares of common stock held by Mr. Schank’s individual retirement account and 804 shares allocated to the account of Mr. Schank under the ESOP.

The principal occupation during the past five years of each director and executive officer of the Company is set forth below.  All directors and executive officers have held their present positions for five years unless otherwise stated.

Kirby O. Brooner has served as Vice President of Brooner & Associates Construction located in St. Joseph, Missouri since 2001. Mr. Brooner’s business experience and contacts in the local community are among his qualifications to serve on the Board.

Billy D. Cole served as a consultant to Midwest Federal Savings from July 2007 to December 2007.  In January 2008, he was appointed Executive Vice President in charge of business strategy.  Prior to his employment with Midwest Federal Savings, Mr. Cole had served in various executive capacities for a number of financial institutions in a banking career that began in 1953.  From 1993 until 2003, he served as President, Chief Executive Officer and Chairman of Heritage Bank located in St. Joseph, Missouri. After the 2003 merger of Heritage Bank with Nodaway Valley Bank, Mr. Cole served as Vice Chairman of the Board of Nodaway Valley Bank.  After his retirement from that position in March 2006, he continued to serve on the Board of Directors of Nodaway Valley Bank until December 2007.  From 2006 to 2007, he was employed with Country Club Bank of Kansas City, Missouri as a Vice President and Assistant to the Chairman.  Mr. Cole’s extensive banking experience and knowledge of local markets makes him a valuable director.

George T. Hopkins, III is a Building Development Supervisor for the City of St. Joseph, Missouri, a position he has held since 2005.  Prior to this, Mr. Hopkins was an Architect with River Bluff Architects from 2003 until 2005.  Mr. Hopkin’s knowledge of the building industry and his contacts in the local community provide significant value to the Board.

Ralph E. Schank is the President and Chief Executive Officer of Midwest Federal Savings, a position he has held since May 2006.  As President and Chief Executive Officer, he is responsible for overseeing the day to day operations of Midwest Federal Savings.  Mr. Schank previously served as Vice President of Lending for Midwest Federal Savings from May 2005.  Prior to joining Midwest Federal Savings, Mr. Schank was a Loan Originator for First Horizon Home Loans, a Division of First Tennessee Bank National Association from 2002 to 2005.  Previously, he served in various management positions for financial institutions in a banking career that began in 1984.  Mr. Schank’s banking experience and his knowledge of local markets are among his qualifications to serve on the Board.

John R. Wray is a realtor for Prudential Summers Realtors, St. Joseph, Missouri.  Mr. Wray is also the President and Owner of Inland Supply Co., a company providing fire extinguishing chemicals for the marine industry, located in St. Joseph, Missouri.  Previously, Mr. Wray served in various executive capacities for financial institutions since 1982 in a banking career that began in 1966.  Mr. Wray’s experience in the real estate industry and his contacts in the local business community make him a valuable director.

Board Independence

Since our common stock is quoted on the Over-the-Counter Electronic Bulletin Board, we are not subject to certain rules respecting the independence of directors applicable to companies traded on the Nasdaq Stock Market or on a national securities exchange.  However, the Board of Directors has determined that each of our directors, with the exception of Mr. Schank and Mr. Cole, is “independent” as defined in the listing standards of the Nasdaq Stock Market.  Mr. Schank and Mr. Cole are not independent because they serve as our executive officers.

In determining the independence of the directors, the Board of Directors reviewed and considered the following loans to the Company's independent directors, which loans were reviewed by the Board of Directors in the ordinary course of business:

Independent Director	Largest Amount Outstanding During Year Ended December 31, 2010

George T. Hopkins, III	$120,000

 Board Structure and Risk Oversight

The Board of Directors is chaired by Ralph E. Schank who is also our president and chief executive officer. We do not have a lead independent director. We believe our structure is appropriate given the relatively small size and simple operating philosophy of our organization. In addition, we note that we have never engaged in a transaction with an affiliate of our Chairman.   As chief executive officer of our organization, Mr. Schank is in a better position than any other director to understand the challenges faced by our organization.  As a result, he can recommend solutions and prioritize the agenda for Board action. We understand the risk that an inside Chairman of the Board could theoretically manage the Board agenda to limit the consideration of important issues relating to management.  To minimize the risk involved with having a joint chairman and chief executive officer, the independent directors meet in executive sessions periodically to discuss certain matters such as the chief executive officer’s performance and his annual compensation as well as our independent audit and internal controls.

The Board of Directors is actively involved in oversight of risks that could affect the Company. This oversight is conducted in part through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company as well as through internal and external audits.  Risks relating to the direct operations of Midwest Federal Savings are further overseen by the Board of Directors of Midwest Federal Savings, who are the same individuals who serve on the Board of Directors of the Company.  The Board of Directors of Midwest Federal Savings also has additional committees that conduct risk oversight separate from the Company. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.

Section 16(a) Beneficial Ownership Reporting Compliance

The Common Stock of the Company is registered with the SEC pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”).  The officers and directors of the Company and beneficial owners of greater than 10% of the Company’s Common Stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock.  SEC rules require disclosure in the Company’s proxy statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company’s Common Stock to file a Form 3, 4 or 5 on a timely basis.  Based on the Company’s review of such ownership reports, the Company believes that no officer or director of the Company failed to timely file such ownership reports during the year ended December 31, 2010.  The Company is not aware of any 10% beneficial owners of its common stock.

Meetings and Committees of the Board of Directors

The business of the Boards of Directors of the Company and the Bank is conducted through meetings and activities of the Boards and their committees.  The Board of the Company has the following committees:  Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee.

During the year ended December 31, 2010, the Board of Directors of the Company held 12 regular meetings and no special meetings.  During the year ended December 31, 2010, no director attended fewer than 75% of the aggregate of:  (i) the total number of meetings of the Board of Directors; and (ii) the total number of meetings held by all committees of the Board on which he served.  Executive sessions of the independent directors will be held on a regularly scheduled basis.

While the Company has no formal policy on director attendance at annual meetings of stockholders, all directors are encouraged to attend.  All of our directors attended the Company’s 2010 annual meeting of stockholders.

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Messrs. Brooner, Hopkins and Wray. Each member of the Nominating and Corporate Governance Committee is considered “independent” as defined in the Nasdaq corporate governance listing standards.  The Company’s Board of Directors has adopted a written charter for the Committee, which was appended as Exhibit A to our Proxy Statement for the 2009 annual meeting of stockholders. The Committee met one time during the year ended December 31, 2010.

The functions of the Nominating and Corporate Governance Committee include the following:

●	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

●
to review and monitor compliance with Nasdaq Stock Market listing requirements for board independence, although such listing requirements do not technically apply to the Company since the Company’s stock is quoted on the Over-the-Counter Electronic Bulletin Board;

●
to make recommendations to the Board regarding the size and composition of the Board and  develop and recommend to the Board criteria for the selection of individuals to be considered for election or re-election to the Board; and

●	to review the committee structure and make recommendations to the Board regarding committee membership.

The Nominating and Corporate Governance Committee identifies nominees for the Board of Directors by first evaluating the current members of the Board of Directors willing to continue in service.  Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective.  If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members.  In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees.  The Nominating and Corporate Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

●	has the highest personal and professional ethics and integrity and whose values are compatible with the Company’s;

●	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

●	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

●	is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

●	is involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its stockholders; and

●	has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

The Nominating and Corporate Governance Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

Although the Nominating and Corporate Governance Committee and the Board do not have a formal policy with regard to the consideration of diversity in identifying a director nominee, diversity is considered in the identification process.  While attributes such as relevant experience, financial acumen, and formal education are always considered in the identification process, the Nominating and Corporate Governance Committee and the Board will also evaluate a potential director nominee’s personal character, community involvement and willingness to serve so that he or she can help promote our role as a community–based financial institution.

Procedures for the Recommendation of Director Nominees by Stockholders

The Nominating and Corporate Governance Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating and Corporate Governance Committee will consider candidates submitted by the Company’s stockholders.  Stockholders can submit the names of qualified candidates for director by writing to our Corporate Secretary, at 1901 Frederick Avenue, St. Joseph, Missouri 64501.  The Corporate Secretary must receive a submission not less than ninety (90) days prior to the anniversary date of the Company’s proxy materials for the preceding year’s annual meeting. The submission must include the following information:

●	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;

●
the name and address of the stockholder as he or she appears on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

●
the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

●	a statement of the candidate’s business and educational experience;

●	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

●	a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

●	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

●	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in “Other Matters and Advance Notice Procedures.”  No submission for Board nominees was received by the Company for the Annual Meeting.

Stockholder Communications with the Board

A stockholder of the Company who wishes to communicate with the Board of Directors or with any individual director can write to the Corporate Secretary of the Company, at 1901 Frederick Avenue, St. Joseph, Missouri 64501, Attention:  Board Administration.  The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership.  Depending on the subject matter, management will:

●	forward the communication to the director or directors to whom it is addressed;

●	attempt to handle the inquiry directly (for example, where it is a request for information about the Company or it is a stock-related matter); or

●	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors on request.

The Audit Committee

The Audit Committee of the Company consists of Messrs. Brooner, Hopkins and Wray.  Each member of the Audit Committee is considered “independent” as defined in the Nasdaq corporate governance listing standards and under SEC Rule 10A-3.  Based on its review of the criteria of an audit committee financial expert under the rules adopted by the SEC, the Board of Directors does not believe that any member of the audit committee qualifies as an audit committee financial expert.  The duties and responsibilities of the Audit Committee include, among other things:

●	retaining, overseeing and evaluating an independent registered public accounting firm to audit the Company’s annual financial statements;

●	in consultation with the independent registered public accounting firm and the internal auditor, reviewing the integrity of the Company’s financial reporting processes, both internal and external;

●	approving the scope of the audit in advance;

●	reviewing the financial statements and the audit report with management and the independent registered public accounting firm;

●
considering whether the provision by the external auditors of services not related to the annual audit and quarterly reviews is consistent with maintaining the registered public accounting firm independence;

●	reviewing earnings and financial releases and quarterly reports filed with the SEC;

●	consulting with the internal audit staff and reviewing management’s administration of the system of internal accounting controls;

●	approving all engagements for audit and non-audit services by the independent registered public accounting firm; and

●	reviewing the adequacy of the Audit Committee charter.

The Audit Committee of the Company met four times during the year ended December 31, 2010.   The Company’s Board of Directors has adopted a written charter for the Audit Committee of the Company.  The charter was appended as Exhibit B to our Proxy Statement for the 2009 annual meeting of stockholders.

Audit Committee Report

Management has the primary responsibility for the Company’s internal controls and financial reporting processes.  The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.

In accordance with rules established by the SEC, the Audit Committee of the Company has prepared the following report for inclusion in this proxy statement:

As part of its ongoing activities, the Audit Committee has:

●	reviewed and discussed with management and the independent registered public accounting firm the Company’s audited consolidated financial statements for the year ended December 31, 2009;

●
discussed with the independent registered public accounting firm of the Company the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

●
received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.  In addition, the Audit Committee recommended that the Board of Directors appoint BKD, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011, subject to the ratification of this appointment by the stockholders.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and this report shall not otherwise be deemed “soliciting material” or filed with the Securities and Exchange Commission subject to Regulation 14A or 14C of the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

This report has been provided by the Audit Committee:

Kirby O. Brooner
George T. Hopkins, III
John R. Wray

The Compensation Committee

The Compensation Committee is appointed by the Board of Directors of the Company to assist the Board in developing compensation philosophy, criteria, goals and policies for the Company’s executive officers that reflect the values and strategic objectives of the Company and the Bank. The Committee reviews the performance of and annually recommends to the full Board the compensation and benefits of the Company’s executive officers (including the Chief Executive Officer).  The Committee administers the Company’s compensation plans, including any stock option and stock award plans, the employee stock ownership plan, and other incentive plans.  The Committee establishes the terms of employment and severance agreements/arrangements for executive officers, including any change of control and indemnification agreements. The Committee recommends to the full Board the compensation to be paid to directors of the Company and of affiliates of the Company for their service on the Board.

The Compensation Committee does not delegate to Company or Bank officers its authority in compensation matters. The role of management, including the Chief Executive Officer, is to advise the Compensation Committee, to make recommendations as to the amount and form of executive and Board compensation, and to provide data, analysis and support for input into Committee decision-making. The Committee also may request others, including compensation and benefits consultants and legal counsel, to attend meetings or to provide relevant information to assist the Committee in its work.  In this connection, the Committee has the authority to retain compensation and benefits consultants and legal counsel used to assist the Committee in fulfilling its responsibilities. However, during 2010, the Committee did not retain a compensation and benefits consultant.

The Committee consists of Messrs. Brooner, Hopkins and Wray. The Committee met one time during the year ended December 31, 2010. Each member of the Compensation Committee is considered “independent” as defined in the Nasdaq corporate governance listing standards.  The Board of Directors has adopted a written charter for the Committee, which was appended as Exhibit C to our Proxy Statement for the 2009 annual meeting of stockholders.

Code of Ethics

The Company has adopted a Code of Ethics that is applicable to the officers, directors and employees of the Company, including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  We have filed a copy of the Code of Ethics with the SEC as an exhibit to our December 31, 2008 annual report on Form 10-K.  Amendments to and waivers from the Code of Ethics will also be filed with the SEC.

Executive Compensation

The following table sets forth for the fiscal years ended December 31, 2010 and 2009, certain information as to the total compensation paid by the Company or any of its subsidiaries to Ralph E. Schank, its principal executive officer and principal financial officer.  No other executive officers of the Company received total compensation exceeding $100,000 for the 2010 or 2009 fiscal year. The individual listed in the table below is sometimes referred to as a Named Executive Officer.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation(1) ($)	Total ($)
Ralph E. Schank, President & CEO	2010	80,000	—	—	—	—	—	6,825	86,825
	2009	80,000	—	—	—	—	—	8,956	88,956
_____________________________
(1)  In 2010, includes director fees of $3,600 and reflects $3,225 for shares of common stock allocated to Mr. Schank’s account pursuant to the ESOP.  In 2009, includes director fees of $3,900, and reflects $5,056 for shares of common stock allocated to Mr. Schank’s account pursuant to the ESOP.

Benefit Plans

Employment Agreement. Effective January 1, 2009, Midwest Federal Savings entered into an employment agreement with Mr. Ralph Schank.  The agreement with Mr. Schank has an initial term of three years.  Commencing on the first anniversary of the agreement and on each anniversary thereafter, the agreement may be extended for an additional year by the disinterested members of the Board.  Under the agreement, the initial base salary for Mr. Schank is $80,000.  Mr. Schank’s base salary will be reviewed at least annually and may be increased, but not decreased (except for a decrease that is generally applicable to all employees).  In addition to the base salary, the agreement provides for, among other things, participation in bonus programs and other employee pension benefit and fringe benefit plans applicable to executive employees.

The executive’s employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.  In addition, the executive is not entitled to any additional benefits under the employment agreement upon retirement at age 65.  Should the executive become disabled, Midwest Federal Savings would cause to be continued life insurance and non-taxable medical and dental coverage until the earlier of (i) three years from the date of termination or (ii) the date executive becomes eligible for Medicare coverage, provided that if executive is covered by family coverage or coverage for self and spouse, then executive’s family or spouse shall receive coverage for the remainder of the three year period, or in the case of a spouse, until the spouse becomes eligible for Medicare coverage or obtains health care coverage elsewhere.  In the event the executive dies while employed by Midwest Federal Savings, the executive’s family will be entitled to continuation of non-taxable medical and dental benefits for one year after the executive’s death.

Mr. Schank is entitled to severance payments and benefits in the event of his termination of employment under specified circumstances.  In the event the executive’s employment is terminated for reasons other than for cause, disability, death or retirement, or in the event the executive resigns within 60 days following (1) the failure to appoint the executive to his executive position, (2) a material change in the executive’s functions, duties, or responsibilities, which change would cause executive’s position to become one of lesser responsibility, importance or scope (to which the executive has not agreed in writing), (3) the relocation of executive’s principal place of employment to a location that is more than 30 miles from the location of the Bank’s principal executive offices as of the date of the agreement, (4) a material reduction in benefits and perquisites including base salary (except for any Bank-wide or officer-wide reduction), (5) the liquidation or dissolution of Midwest Federal Savings, other than a liquidation or dissolution caused by a reorganization that does not affect the executive, or (6) a material breach of the employment agreement by Midwest Federal Savings, the executive would be entitled to a severance payment.  The severance payment equals three times the sum of his annual base salary and the highest rate of bonus awarded to him during the prior three years, payable in a lump sum.  In addition, the executive would be entitled, at Midwest Federal Savings’ sole expense, to the continuation of life and non-taxable medical and dental coverage as part of his severance benefits.  Such coverage shall continue on the same terms that apply in the event of Mr. Schank’s termination due to disability.  In the event of a change in control plus his termination of employment within one year thereafter under specified circumstances, Mr. Schank would be entitled a lump sum cash payment equal to three times the sum of his annual rate of base salary and his highest bonus paid with respect to the prior three years.  Mr. Schank would also receive, at Midwest Federal Savings’ expense, continuation of life and non-taxable medical and dental coverage following his termination of employment for the same period that applies in the event of his disability.

Upon termination of the executive’s employment (other than in connection with a change in control), the executive agrees that for a period of two (2) years he shall not become an officer, employee, consultant, director, independent contractor, agent, joint venturer, partner or trustee of any savings bank, savings and loan association, savings and loan holding company, credit union, bank or bank holding company, insurance company or agency, any mortgage or loan broker or any other entity that competes with the business of Midwest Federal Savings, or any holding company of Midwest Federal Savings, or any of their direct or indirect subsidiaries or affiliates that (i) has headquarters within twenty-five (25) miles of any location(s) in which Midwest Federal Savings, or any holding company of Midwest Federal Savings, has business operations or has filed an application for regulatory approval to establish an office, or (ii) has one or more offices but is not headquartered within the foregoing geographic areas, provided, however, that the restrictions under item (ii) above shall apply only if the executive would be employed, conduct business or have other responsibilities or duties within such geographic areas.  Upon termination, the executive further agrees not to solicit any Midwest Federal Savings employee to terminate his or her employment with Midwest Federal Savings and accept employment with a business that competes with Midwest Federal Savings or any holding company of Midwest Federal Savings or their subsidiaries or affiliates, or has offices within 25 miles of any location of Midwest Federal Savings or any holding company or within 25 miles of any location for which Midwest Federal Savings or any holding company has filed an application for regulatory approval to establish an office.

Defined Benefit Plan.  Midwest Federal Savings participates in the Financial Institutions Retirement Fund, which is a qualified, tax-exempt multiple employer defined benefit pension plan (the “Retirement Plan”).  Any employee of Midwest Federal Savings who is age 21 or over and who has completed at least one year of benefit service during which he had at least 1,000 hours of service is eligible to participate in the Retirement Plan.  Midwest Federal Savings annually contributes an amount to the Retirement Plan necessary to satisfy the minimum funding requirements established under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).  Participants with less than five years of vesting service are 0% vested in their benefits and become fully vested upon completion of five years of vesting service, or upon reaching age 65 regardless of completed years of employment.  The regular form of retirement benefit provides an annual retirement allowance for life plus a lump sum retirement death benefit which is 12 times the annual retirement allowance less the sum of such allowance payments made before death; however, various alternative forms of benefit may be selected instead of choosing the regular form.  In the event a participant dies in active service with Midwest Federal Savings, death benefits will generally be paid to the participant’s beneficiary in a lump sum in an amount equal to 100% of the participant’s last 12 months’ salary, plus an additional 10% of such salary for each year of benefit service up to a maximum of 300% of such salary, plus a refund of the participant’s contributions, if any, with interest.  Special rules apply to participants who continue in employment beyond normal retirement age 65 or whose employment is terminated due to disability after having been credited with 5 years of benefit service before attaining age 65.  Participants who retire early before age 65 after having become fully or partially vested are entitled to a reduced early retirement benefit that may be paid commencing as early as age 45.  A participant who retires after age 65 is entitled to a normal retirement benefit based on a retirement benefit formula equal to (i) 2% times (ii) years of benefit service times (iii) high five average salary, as defined in the Retirement Plan.

Stock Benefit Plans

Employee Stock Ownership Plan and Trust.  We implemented an employee stock ownership plan in connection with our stock offering in 2009.  Employees who are at least 21 years old with at least one year of employment with Midwest Federal Savings are eligible to participate.  As part of the stock offering, the employee stock ownership plan trust borrowed funds from the Company and used those funds to purchase a number of shares equal to 8% of the common stock to be issued.  Collateral for the loan is the common stock purchased by the employee stock ownership plan.  The loan will be repaid principally from discretionary contributions by Midwest Federal Savings to the employee stock ownership plan over a period of up to 30 years.  The loan documents provide that the loan may be repaid over a shorter period, without penalty for prepayments.  The interest rate on the loan equals the prime interest rate at the closing of the stock offering, and will adjust annually at the beginning of each calendar year.  Shares purchased by the employee stock ownership plan are held in a suspense account for allocation among participants as the loan is repaid.

Shares released from the suspense account will be allocated among employee stock ownership plan participants on the basis of compensation in the year of allocation. Benefits under the plan will vest at the rate of 20% per year, and become fully vested upon completion of five years of service. Credit will be given for vesting purposes to participants for years of service with Midwest Federal Savings prior to the adoption of the plan, up to five years.  A participant’s interest in his account under the plan will also fully vest in the event of termination of service due to a participant’s early retirement, normal retirement, death, disability, or upon a change in control (as defined in the plan).  Vested benefits will be payable in a lump sum or by payment in a series of equal annual installments over a period of five years, in the form of common stock and, to the extent the participant’s account contains cash, benefits will be paid in cash, unless the participant elects to receive his entire vested interest in the form of stock. Midwest Federal Savings’ contributions to the employee stock ownership plan are discretionary, subject to the loan terms and tax law limits.  Therefore, benefits payable under the employee stock ownership plan cannot be estimated.  Pursuant to ASC Subtopic 718-40, we will be required to record compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account.  In the event of a change in control, the employee stock ownership plan will terminate.

2010 Equity Incentive Plan.  The St. Joseph Bancorp, Inc. 2010 Equity Incentive Plan (“2010 Equity Incentive Plan”) was adopted and approved by shareholders on May 26, 2010.  The 2010 Equity Incentive Plan authorizes the issuance of up to 37,692 shares of common stock to be issued pursuant to grants of stock option awards and 15,076 shares of common stock to be issued as restricted stock awards.  Outside directors and employees of the Company or its subsidiaries are eligible to participate in, and receive awards under, the 2010 Equity Incentive Plan.  However, the maximum number of stock option and restricted stock awards that can be granted to one employee is 9,423 and 3,769, respectively.  The 2010 Equity Incentive Plan is administered by members of the Company’s compensation committee (the “Committee”) who are disinterested board members.

A stock option gives the recipient the right to purchase shares of common stock at a specified price for a specified period of time.  The exercise price may not be less than the fair market value of the common stock on the date the stock option is granted to a participant.  Furthermore, a stock option may not be granted to a participant for a term that is longer than 10 years.  Stock options may be granted as either incentive or non-statutory stock options.  Incentive stock options have certain tax advantages that must comply with the requirements of Section 422 of the Internal Revenue Code.  Only employees are eligible to receive incentive stock options.  Both employees and directors are eligible to receive non-statutory stock options.  Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise either (i) by personal, certified or cashiers check, (ii) by tendering common stock of the Company owned by the participant in satisfaction of the exercise price, (iii) by a “cashless exercise” through a third party, or (iv) by a combination of the foregoing.

A restricted stock award is a grant of common stock, subject to vesting conditions or other restrictions established by the Committee as set forth in the 2010 Equity Incentive Plan or in the participant’s individual award agreement.  Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to the common stock subject to an award and receive any dividends and distributions with respect to the common stock.

The Committee may determine the type and terms and conditions of the stock option and restricted stock awards under the 2010 Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant.  Unless the Committee specifies otherwise in the participant’s award agreement, no awards shall vest more rapidly than 20% per year over a five-year period commencing one year from the date of grant.  However, stock options and restricted stock awards will fully vest upon the recipient’s termination of service due to death, disability or on or after attaining age 65 for an employee (age 70 for a director), or upon the recipient’s involuntary termination following a change in control of the Company.

Outstanding Equity Awards at Year End.  There were no outstanding equity awards as of December 31, 2010 to the Named Executive Officer.

Directors’ Compensation

The following table sets forth for the year ended December 31, 2010 certain information as to the total remuneration we paid to our directors other than Mr. Schank.  Compensation paid to Mr. Schank for his services as a Director is included in “Executive Compensation—Summary Compensation Table.”

Director Compensation (2)
Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Kirby O. Brooner	4,020	___	___	___	___	___	4,020
Billy D. Cole	3,600	___	___	___	___	19,500(1)	23,100
George T. Hopkins, III	4,020	___	___	___	___	___	4,020
John R. Wray	3,600	___	___	___	___	___	3,600
(1)	During 2010, Mr. Cole was paid $19,500 for services rendered as Executive Vice President of Midwest Federal Savings.
(2)	There are no outstanding equity awards as of December 31, 2010 to the directors.

Director Cash Compensation

Director Fees.  Each of the individuals who serves as a director of the Company also serves as a director of Midwest Federal Savings and earns director and committee fees in that capacity.  During 2010, each director was paid $300 for each Board meeting.  Each member of the Audit Committee of Midwest Federal Savings, consisting of Messrs. Brooner, Hopkins and Wray, received $35 per month.  The Chairman of the Audit Committee, currently Mr. Hopkins, received an additional $25 per month.

Director Plans

The directors are eligible to participate in the 2010 Equity Incentive Plan.  Please see a description of the plan set forth above under “Executive Compensation – Stock Benefit Plans – 2010 Equity Incentive Plan.”

Transactions with Certain Related Persons

Loans and Extensions of Credit.  The Sarbanes-Oxley Act of 2002 generally prohibits us from making loans to our executive officers and directors, but it contains a specific exemption from such prohibition for loans made by Midwest Federal Savings to our executive officers and directors in compliance with federal banking regulations.  Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk or repayment or present other unfavorable features.  Midwest Federal Savings is therefore prohibited from making any loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made under a benefit program generally available to all other employees and that does not give preference to any executive officer or director over any other employee. Midwest Federal Savings is in compliance with these federal regulations with respect to its loans and extensions of credit to executive officers and directors, and all loans and extensions of credit made to these individuals are made on substantially the same terms, including interest-rates and collateral, as those made to individuals unrelated to Midwest Federal Savings.

In addition, loans made to a director or executive officer must be approved in advance by a majority of the disinterested members of the Board of Directors.  The aggregate amount of our loans to our executive officers and directors and their related entities was $-0- at December 31, 2010.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors of the Company has approved the engagement of BKD, LLP to be the Company’s independent registered public accounting firm for the 2011 fiscal year, subject to the ratification of the engagement by the Company’s stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of BKD, LLP for the Company’s fiscal year ending December 31, 2011.  A representative of BKD, LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement, if deemed appropriate.

Stockholder ratification of the selection of the independent registered public accounting firm is not required by the Company’s bylaws or otherwise.  However, the Board of Directors is submitting the selection of the independent registered public accounting firm to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the independent registered public accounting firm selected by the Audit Committee, the Audit Committee will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by BKD, LLP to the Company during fiscal 2010 and 2009:

The aggregate fees included in the Audit Fees category were fees billed for the calendar years for the audit of the Company’s or the Bank’s annual financial statements and for other services noted.  The aggregate fees included in each of the other categories were fees billed in the stated periods.

	Year Ended December 31, 2010	Year Ended December 31, 2009
Audit Fees	$24,590	$24,322
Audit-Related Fees	27,748	38,584
Tax Fees	—	—
All Other Fees	—	—

Audit Fees.  During 2010 and 2009, audit fees totaled $24,590 and $24,322, respectively.  These fees relate to the audit of the Bank’s annual consolidated financial statements and to accounting consultation and research necessary to comply with generally accepted accounting standards.

Audit-Related Fees.  During 2010 and 2009, audit-related fees totaled $27,748 and $38,584, respectively.  The fees during 2010 and 2009 relate primarily to filing reports on Form 10-K and Form 10-Q.

Tax Fees.  There were no tax fees billed to the Company by BKD, LLP during 2010 or 2009.

All Other Fees.  There were no fees billed to the Company by BKD, LLP during the past two fiscal years that are not described above.

The Audit Committee has considered whether the provision of non-audit services was compatible with maintaining the independence of its independent registered public accounting firm.  The Audit Committee has concluded that performing such services did not affect the independent registered public accounting firm’s independence in performing its function as auditors of the Company’s financial statements.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget.  The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary.  The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.   All of the audit fees, audit related fees and other fees paid in 2010 and 2009 were approved per the Audit Committee’s pre-approval policies.

In 2010 and 2009, there were no fees paid to BKD, LLP that were not pre-approved by the Company’s or the Bank’s Audit Committee.

In order to ratify the selection of BKD, LLP as the independent registered public accounting firm for the 2011 year, the proposal must receive at least a majority of the votes cast, either in person or by proxy. The Board of Directors recommends a vote “FOR” the ratification of BKD, LLP as the Company’s independent registered public accounting firm for the 2010 year.

STOCKHOLDER PROPOSALS AND NOMINATIONS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, 1901 Frederick Avenue, St. Joseph, Missouri 64501, no later than December 31, 2011.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.  Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission.

OTHER MATTERS AND ADVANCE NOTICE PROCEDURES

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement.  However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.  The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

The Bylaws of the Company provide an advance notice procedure for certain business or nominations to the Board of Directors to be brought before an annual meeting. In order for a stockholder to properly bring business before an Annual Meeting of the Company or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not later than the close of business on the 90th day prior to the anniversary date of the date of the proxy statement relating to the preceding year’s annual meeting and not earlier than the close of business on the 120th day prior to the anniversary date of the date of the proxy statement relating to the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the anniversary date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not later than the close of business on the 90th day prior to the date of such annual meeting and not earlier than the close of business on the 120th day prior to the date of such annual meeting.  No adjournment or postponement of a meeting of stockholders shall commence a new period for the giving of notice hereunder.

A stockholder’s notice must set forth (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, and in the case of nominations to the Board of Directors, certain information regarding the nominees; (ii) the name and address of the stockholder as they appear on the Company’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the stockholder and the beneficial owner; (iv) a description of all arrangements or understandings between the stockholder and any other person or persons (including their names) in connection with the proposal of such business by the stockholder and any material interest of the stockholder in such business; and (v) a representation that the stockholder intends to appear in person or by proxy at the Annual Meeting to bring such business before the meeting.  In addition, in the case of nominations to the Board of Directors, the stockholder’s notice must set forth any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to the federal proxy rules. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement.  However, if any matters should properly come before the annual meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the annual meeting, as to which they shall act in accordance with their best judgment.

The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company.  Proxies also may be solicited personally or by mail, telephone or telegraph by the Company’s directors, officers and employees, without additional compensation therefor. The Company also will request persons, firms and corporations holding shares in their names, or in the names of their nominees which are beneficially owned by others, to send proxy materials to and to obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2010 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO BARBARA ELDER, CORPORATE SECRETARY, ST. JOSEPH BANCORP, INC., 1901 FREDERICK AVENUE, ST. JOSEPH, MISSOURI 64501, OR CALL AT (816) 233-5148.

BY ORDER OF THE BOARD OF DIRECTORS

Barbara Elder
Corporate Secretary

St. Joseph, Missouri
April 29, 2011

REVOCABLE PROXY

ST. JOSEPH BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS
May 25, 2011

The undersigned hereby appoints Billy D. Cole and George T. Hopkins, III, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of St. Joseph Bancorp, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Company’s executive office, 1901 Frederick Avenue, St. Joseph, Missouri 64501, at 3:00 p.m. (local time) on May 25, 2011.  The proxy holders are authorized to cast all votes to which the undersigned is entitled as follows:

		FOR	VOTE WITHHELD
1.
The election as Directors of all nominees listed below each to serve for a three-year term

Kirby O. Brooner
John R. Wray

INSTRUCTION:  To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

		☐	☐

		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of BKD, LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2011.	☐	☐	☐

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE.  IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of St. Joseph Bancorp, Inc. at the annual meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.  This proxy may also be revoked by sending written notice to the Secretary of St. Joseph Bancorp, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the annual meeting.

The undersigned acknowledges receipt from St. Joseph Bancorp, Inc. prior to the execution of this proxy of notice of the annual meeting, a proxy statement dated April 29, 2011, and an annual report to stockholders.

		☐
Dated:	2011	Check Box if You Plan
		to Attend Meeting

PRINT NAME OF STOCKHOLDER		PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER		SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder should sign.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.

Important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on May 25, 2011:  the Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and St. Joseph Bancorp’s 2010 Annual Report to Stockholders are each available on the internet at  www.cfpproxy.com/6623.